EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of December 13, 2002

		Water	Customers/			Estimated Availability &
Rig Name	Design	Depth	Status	Day Rate	Location	Comments

Gulf of Mexico
Jackups
ENSCO 55	F&G 780 MOD II	300	Bois D'Arc	Mid 20's	S. Timbalier	Jan. 03
ENSCO 60	Levingston 111-C	300	LLOG Expl.	Mid 20's	Matagorda Island	Jan. 03, market rate
ENSCO 64	MLT 53	350	Dominion	Mid 30's	W. Cameron	Feb. 03
ENSCO 67	MLT 84 Class	400	LLOG Expl.	High 20's	South Pass	Jan. 03
ENSCO 68	MLT 84 Class	350	Devon	Mid 20's	Main Pass	Jan.03
ENSCO 69	MLT 84 Class	400	POGO	High 20's	Main Pass	Dec. 02
ENSCO 74	MLT Enhanced 116-C	360	BP	Mid 50's	Matagorda Island	Dec. 02, Next to BP, to Jan. 03, low $40's
ENSCO 75	MLT Super 116-C	380	ExxonMobil	Low 50's	Viosca Knoll	Mar. 03
ENSCO 81	MLT 116-C	350	Shipyard			Feb. 03
ENSCO 82	MLT 116-C	300	Stone	Mid 20's	Vermilion	Jan. 03
ENSCO 83	MLT 82 SD-C	250	Virgin	Mid 20's	High Island	Jan. 03; next to ATP, to Mar. 03, mid 20's
ENSCO 84	MLT 82 SD-C	250	EPL	Mid 20's	W. Cameron	Jan. 03, next to Apache, to Jan. 03, mid 20's
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Mid 20's	Mobile Bay	Month to month, market rate
ENSCO 87	MLT 116-C	350	Amerada Hess	Mid 20's	S. Timbalier	Dec. 02; next to Dominion, to Jan. 03, mid 20's
ENSCO 88	MLT 82 SD-C	250	Transworld	Mid 20's	E. Cameron	Jan. 03
ENSCO 89	MLT 82 SD-C	250	Unocal	High 20's	Eugene Island	Apr. 03, market rate
ENSCO 90	MLT 82 SD-C	250	Shipyard			Dec. 02, next to Dunhill, to Jan. 03, low 20's
ENSCO 93	MLT 82 SD-C	250	Ocean Energy	Mid 20's	Eugene Island	Jan. 03
ENSCO 95	Hitachi C-250	250	ChevronTexaco	Mid 20's	S. Timbalier	Well to well, market rate
ENSCO 98	MLT 82 SD-C	250	LLOG Expl.	Mid 20's	Mustang Island	Feb. 03, market rate
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Mid 20's	Grand Isle	Month to month, market rate
ENSCO 105	KFELS MOD V	360	ATP	Mid 30's	High Island	Jan. 03

Semisubmersible
ENSCO 7500	Semisubmersible	8000	Burlington	Mid 180's	Garden Banks	Mar. 04, assigned from Burlington to ConocoPhillips

Platform Rigs
ENSCO 23	2000 HP API		Available			Dec. 02
ENSCO 24	2000 HP API		Available			Dec. 02
ENSCO 25	3000 HP API		ChevronTexaco	Mid 20's	Viosca Knoll	May 03
ENSCO 26	3000 HP API		ExxonMobil	$8,000-$10,000	Alaminos Canyon	Standby
ENSCO 29	3000 HP API		W & T	Mid 20's	Eugene Island	Jan. 03

North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Mid 60's	Denmark	Dec. 03, market rate
ENSCO 71	Hitachi K1032N	225	Maersk	Low 60's	Denmark	Sep. 03
ENSCO 72	Hitachi K1025N	225	ConocoPhillips	Low 60's	UK	Oct. 03, market rate
ENSCO 80	MLT 116-CE	225	NAM	Low 60's	Holland	Apr. 03
ENSCO 85	MLT 116-C	225	BHP	Low 60's	UK	Mar. - Apr. 03, market rate, plus 1 option; next to Burlington until Oct. - Nov. 03, market rate, plus options
ENSCO 92	MLT 116-C	225	ConocoPhillips	Low 60's	UK	Mar. 03, market rate
ENSCO 101	KFELS MOD V	400	DONG	Mid 80's	Denmark	Well to well, market rate, plus options

West Africa
ENSCO 100	MLT-150-88	325	Shell	Low 70's to Mid 80's	Nigeria	Apr. 03, options to Aug. 03

Asia Pacific
ENSCO 50	F&G 780 Mod II	300	ChevronTexaco	Mid 50's	Thailand	Apr. 03
ENSCO 51	F&G 780 Mod II	300	Shipyard		Singapore	Dec. 02, Brunei Shell, high 50's, to Dec. 04
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Feb. 03, plus options
ENSCO 53	F&G 780 Mod II	300	Committed		Singapore	ROC, TAP, Australia, Jan. 03, high 60's, options to May. 03
ENSCO 54	F&G 780 Mod II	300	CNOOC	Mid 40's	Indonesia	Jan. 03, next to India Feb. 03 to Jun. 03, mid 50's, options to Jan. 04, mid 60's
ENSCO 56	F&G 780 Mod II	300	Apache	Low 70's	Australia	Jan. 04, rates mid 60's in 2003
ENSCO 57	F&G 780 Mod II	300	Unocal	Low 50's	Thailand	Jan. 03
ENSCO 94	Hitachi C-250	250	Ras Laffan	Mid 50's	Qatar	Oct. 03, plus options
ENSCO 96	Hitachi C-250	250	Occidental Petroleum	Mid 40's	Qatar	Ras Laffan, Jan. 03 to May 03, high 40's, options to Aug. 03
ENSCO 97	MLT 82-SD-C	250	Maersk	Low 50's	Qatar	Aug. 03, options to Aug. 04
ENSCO 102	KFELS MOD V	400	Sarawak Shell	Low 70's to High 70's	Malaysia	Feb. 03, options to Jun. 03
ENSCO 104	KFELS MOD V	360	ConocoPhillips	High 90's	Australia	Jan. 04, options to Jul. 04
ENSCO I	Barge Rig		Shipyard		Singapore	TFE, starting Jan. 03 for 15 months, low 40's

South America
ENSCO 76	MLT Super 116-C	350	BP	Mid 70's	Trinidad	Sep. 04
ENSCO II	Barge Rig		Shell	High 30's	Lake Maracaibo	May 04, assignment from ChevronTexaco
ENSCO III	Barge Rig		Available		Lake Maracaibo
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo	Undergoing modifications
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo